Raymond James Bank Conference August 14, 2012 Raymond James Bank Conference August 14, 2012 Exhibit 99.1

2 Carl Chaney President & CEO

Forward-Looking
Statements
Forward-Looking
Statements
Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.
We believe that the expectations reflected in the forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's SEC filings, including the “Risk Factors”
section of the Company’s form 10-K and 10-Q.
Hancock does not intend, and undertakes no obligation, to update or revise any forward-
looking statements, and you are cautioned not to place undue reliance on such forward-
looking statements.

Second Quarter 2012
Earnings Summary
Second Quarter 2012
Earnings Summary
* A reconciliation of net income to operating income and pre-tax, pre-provision income is included in the appendix.
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles, securities transactions and merger expenses.

($s in millions; except per share data) 2Q12 1Q12
change
Operating Income*
(a) $47.0 $40.5
+16%
Operating E.P.S.(diluted)
(a)
$.55 $.47
+17%
Return on Assets (operating)
(a) 1.00% 0.85%
+15bps
Merger Costs $11.9 $33.9 -65%
Net Income $39.3 $18.5
+112%
Earnings Per Share (diluted) $.46 $.21
+119%
Pre-Tax, Pre-Provision Income* $75.8 $69.2
+10%
Net Interest Margin 4.48% 4.43%
+5bps
Net Charge-offs non-covered 0.37% 0.25%
+12bps
Tangible Common Equity 8.72% 8.27%
+45bps
Efficiency Ratio** 65.67% 67.81%
-214bps
(a) Excludes tax-effected merger related expenses and securities  transactions. Management  believes that this is a useful financial measure because it enables investors to asses ongoing operations.

•
Operating earnings $47 million or $.55 per diluted
common share
•
Up 17% linked-quarter on a per share basis
•
Fundamentals remain solid
•
Operating ROA 1.00%
•
Committed to enhancing ROA
• Loan growth opportunities
• Developing revenue synergies
• Gaining additional efficiencies
•
In line with our expectations and guidance
Second Quarter
2012 Results
As of June 30, 2012

Better Mix, Less Risky
Loan Portfolio
•
Total loans $11 billion; virtually flat linked-quarter
(after adjusting for the decline in the covered Peoples First portfolio)
•
Compared to a year earlier loans are down
$171 million, or 1.5%
•
Growth in C&I (+7%), residential mortgage (+5%),
consumer loans (+6%) offset by declines in construction (-15%)
and commercial real estate (-13%)
•
Decline of $285 million from Whitney acquired-impaired portfolio;
$160 million from Peoples First covered portfolio; mainly construction and CRE portfolios
•
Result is a better quality, more diverse portfolio
•
Cautiously optimistic there will be net loan growth
in the second half of 2012
Period-end balances. As of June 30, 2012

Strong Core Deposit
Funding
•
Total deposits $15 billion
•
Funding mix remained strong
– Low cost of funds (32bps); down 6bps from 1Q12
– Noninterest bearing demand deposits (DDA) comprised
34% of total period-end deposits
•
Linked-quarter decline related to expected CD
runoff, seasonal trends in public funds and
redeployment of temporary excess liquidity in a
few customer relationships
•
Opportunity to reprice CDs at significantly
lower rates has largely been eliminated
•
Approximately $1.0B in CDs maturing over the next 2 quarters at average rate of .50%
Period-end balances. As of June 30, 2012 7

8 Michael Achary Chief Financial Officer

Strong, Stable
Net Interest Margin
•
Net interest margin (NIM) 4.48%, up 5bps linked-quarter
– Reflects a favorable shift in funding sources, a decline in funding costs, offset by a decline in the securities portfolio yield
– Core margin basically unchanged
•
Quarterly reviews of accretion levels
and portfolio performance will
impact reported margin
• Expect the reported NIM will
remain relatively stable in the
near term
As of June 30, 2012 9
4.32%
4.39%
4.43%
4.48%
3Q11 4Q11 1Q12 2Q12
NIM - reported

Working To Enhance
Fee Growth
•
Noninterest income totaled $63.6 million, up 3% linked-quarter
•
New and standardized products and services offered across the footprint after the systems conversion in March 2012
•
Conversion has enhanced opportunities for cross-selling
– Private Banking
– Treasury Management
– International Banking
– Insurance
•
Expect the overall level of fee income to decline in 3Q12 reflecting, in part, the impact of the restrictions on interchange rates related to the Durbin
Amendment on Hancock Bank.
– Expected to result in a loss of fee income of approximately $2.5 million from current levels
As of June 30, 2012 10

Focused On Realization
Of Remaining Cost Synergies
•
Operating expense totaled $168 million, down $3.5 million from 1Q12*
– Amortization of intangibles totaled $7.9 million
– Personnel expense decreased $2.5 million, primarily from declines in quarterly payroll taxes and the reduction in force associated with the systems conversion in March 2012; offset by the
Company’s annual merit increase and recent strategic new hires
•
Merger-related expenses totaled $12 million QTD; $133 million in total
•
Cost savings projected for the Whitney acquisition totaled $134 million or $33.5 million quarterly
•
Efficiency ratio 65.67% in 2Q12**
– Short term target: 62-63%
– Longer term target: less than 60%
As of June 30, 2012
* Excludes merger costs
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles and securities transactions and merger expenses

Reiterating Operating Expense
Guidance for 4Q12
•
Expect total operating expense, excluding amortization of intangibles, of
$149 million - $153 million in 4Q12
• Operating expense excludes merger costs
• The additional $7 million – $11 million in cost savings are expected to be generated during second half of 2012
As of June 30, 2012
$s in millions

Operating expense (excluding amortization of intangibles)

•
Provision for loan losses was $8 million, down from $10 million in 1Q12
•
Net charge-offs totaled $10 million, or 0.37%, related to the non-covered portfolio
•
ALLL/loans was 1.40%
•
Excluding the impact of the Whitney acquired loans and FDIC covered loans
•
Total nonperforming assets declined $17 million linked-quarter
•
Legacy Hancock NPLs stabilized
•
Decline primarily related to a reduction in ORE and foreclosed assets
•
Total criticized loans down $390 million compared to a year ago
Asset Quality To Remain In Line
With Previous Quarters’ Range
As of June 30, 2012

•
Tangible Common Equity (TCE) ratio improved to 8.72%, up 45bps linked-quarter
– Target: 8% minimum
•
Expect to continue building capital in the near term
•
Will continue to look for opportunities to deploy excess capital and liquidity in the best interest of the Company and the shareholders
As of June 30, 2012

Well-Capitalized
Company
8.11%
8.56%
7.96%
8.27%
8.72%
7.00%
7.50%
8.00%
8.50%
9.00%
11 Sep-11 Dec- 11 Mar- 12 Jun- 12 Jun-
Whitney
acquisition
TCE Ratio

15 Carl Chaney President & CEO

Whitney Subordinated
Notes Tender Offer
• Capital position, combined with strong liquidity position allowed the Company to initiate a tender offer on a portion of Whitney subordinated notes
• Original issue by Whitney National Bank in March 2007 of $150 million
5.875% notes due 4-1-2017
• Tender offer for up to 50% of the outstanding notes announced June 18, 2012
(expired July 16, 2012)
• Repurchased approximately $52 million at a premium of $5.3 million (pre-tax)
• Annual savings of approximately $3 million
• The transaction will be included in 3Q12 results

•
Diversified footprint across the Gulf South
•
2 well-known Gulf Coast brands
•
Loyal customer base and attractive deposit funding
•
Diversified revenue stream with strong earnings momentum
•
Leading market share in key MSAs
A Premier Gulf South
Financial Services Franchise
Whitney Bank
Hancock Bank

ROA Guidance of 1.10% to 1.20% Within Reach ROA Guidance of 1.10% to 1.20% Within Reach HBHC/WTNY Proforma HBHC post merger *Whitney acquired June 4, 2011 * Operating ROA (excludes merger costs) 18

Well Positioned For
The Future
Premier Gulf South franchise
Opportunities for future
growth
History of effective capital
management
Superior liquidity
Conservative credit culture
Enhanced earnings potential
Focused on shareholder
value creation

Raymond James Bank Conference August 14, 2012 Raymond James Bank Conference August 14, 2012

21 Appendix

Non-GAAP
Reconciliation

(d) Net income less tax-effected merger costs and securities gains/losses. Management believes that this is a useful financial measure because it enables investors to assess ongoing operations.
(e) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense, merger items, and securities transactions. Management believes that PTPP profit is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(amounts in thousands)
(unaudited)
6/30/2012 3/31/2012 06/30/011 6/30/2012 6/30/2011
Income Statement
Interest income $190,489 $191,716 $115,477 $382,205 $198,010
Interest income (TE) 193,323 194,665 118,335 387,988 203,740
Interest expense 13,030 15,428 16,418 28,458 32,187
Net interest income (TE) 180,293 179,237 101,917 359,530 171,553
Provision for loan losses 8,025 10,015 9,144 18,040 17,966
Noninterest income excluding
securities transactions 63,552 61,494 46,715 125,046 80,899
Securities transactions gains/(losses) - 12 (36) 12 (87)
Noninterest expense 179,972 205,463 121,366 385,435 194,385
Income before income taxes 53,014 22,316 15,228 75,330 34,284
Income tax expense 13,710 3,821 3,140 17,531 6,868
Net income $39,304 $18,495 $12,088 $57,799 $27,416
Merger-related expenses 11,913 33,913 22,219 45,827 23,808
Securities transactions gains/(losses) - 12 (36) 12 (87)
Taxes on adjustments 4,170 11,865 7,789 16,035 8,364
Operating income (d) $47,047 $40,531 $26,554 $87,579 $42,947
Difference between interest income and interest income (TE) $2,834 $2,949 $2,858 $5,783 $5,730
Provision for loan losses 8,025 10,015 9,144 18,040 17,966
Merger-related expenses 11,913 33,913 22,219 45,827 23,808
Less securities transactions gains/(losses) - 12 (36) 12 (87)
Income tax expense 13,710 3,821 3,140 17,531 6,868
Pre-tax, pre-provision profit (PTPP) (e) $75,786 $69,181 $49,485 $144,968 $81,875
Three Months Ended Six Months Ended